Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 29 to Registration Statement No. 2-69062 of Merrill Lynch Series Fund, Inc. (the “Fund”) on Form N-1A of our report dated February 20, 2004, appearing in the December 31, 2003 Annual Report of the Fund, which is incorporated by reference in the Statement of Additional Information, which is part of this Registration Statement. We also consent to the references to us under the captions “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey April 22, 2004